February 28, 2001


SUPPLEMENT TO THE PROSPECTUS FOR PIONEER TAX-FREE INCOME FUND, DATED MAY 1, 2000, AS SUPPLEMENTED JANUARY 30, 2001

The following supplements the information presented under the corresponding section of the prospectus.

BASIC INFORMATION ABOUT THE FUND

The following paragraph is added as an informational sidebar to "Principal investment strategies":

INVESTMENT GRADE SECURITIES

A debt security is considered investment grade if it is:

o Rated BBB or higher at the time of purchase by Standard & Poor's Ratings Group
o Rated the equivalent by a nationally recognized securities rating organization or o Determined to be of equivalent credit quality by Pioneer.

The following replaces the first three paragraphs of "Principal investment strategies":

The fund invests primarily in investment grade securities that provide income that is exempt from federal income tax and not subject to alternative minimum tax (AMT). These investments include bonds, notes and other debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities. Normally, the fund invests at least 80% (at time of purchase) of its total assets in these securities.

The fund may invest in securities of any maturity. The fund may invest 25% or more of its assets in issuers in any one or more states or securities the payments on which are derived from gas, electric, telephone, sewer and water segments of the municipal bond market. The fund may also invest 25% or more of its assets in industrial development bonds.

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed and floating rates, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.

The following replaces the first paragraph of "Other investment strategies":

As discussed, the fund invests primarily in investment grade securities that provide income that is exempt from federal income tax.

The following paragraphs are added to "Other investment strategies":

INVESTMENTS IN BELOW INVESTMENT GRADE SECURITIES

The fund may invest up to 10% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

INVESTMENTS IN INVERSE FLOATING RATE OBLIGATIONS

The fund may invest up to 10% of its net assets in inverse floating rate obligations. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same municipality and with similar credit quality, redemption and maturity provisions. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Inverse floating rate obligations may be volatile and involve leverage risk.

                                                                   9932-00-0201

                                            (C) Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds



                                                              February 28, 2001


              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                PIONEER TAX-FREE INCOME FUND, DATED MAY 1, 2000,
              AS SUPPLEMENTED NOVEMBER 22, 2000 AND JANUARY 2, 2001

The following supplements the information presented under "Investment policies, risks and restrictions":

INVERSE FLOATING RATE SECURITIES. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.